UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): June 6, 2016

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

300 Boston Scientific Way, Marlborough, Massachusetts	01752-1234
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 683-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05.    COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On June 6, 2016, the Board of Directors of Boston Scientific Corporation (the “Company”) approved, and the Company committed to, a 2016 Restructuring Program (the “Program”). The Program is intended to develop global commercialization, technology and manufacturing capabilities in key growth markets, build on the Company’s Plant Network Optimization (PNO) strategy and expand operational efficiencies in support of the Company’s operating income margin goals. Key activities under the Program include strengthening global infrastructure through evolving global real estate and workplaces, developing global commercial and technical competencies, enhancing manufacturing and distribution expertise in certain regions, and continuing implementation of the Company's ongoing PNO strategy, which is intended to simplify the Company's manufacturing plant structure by transferring certain production lines among facilities.

These activities are expected to be initiated in the second quarter of 2016 and substantially completed by the end of 2018. The Company estimates that the Program will reduce gross annual pre-tax operating expenses by approximately $115 million to $150 million by the end of 2020 as program benefits are realized, and expects a portion of the Program savings to be reinvested in strategic growth initiatives.

While the Company expects some employee attrition and targeted headcount reductions to result from these restructuring initiatives, the Company anticipates that its overall employee base will remain relatively unchanged once this restructuring program is completed, as new jobs are created in areas of growth and resources are deployed to support an expanding portfolio and growing global market needs.

The Company estimates that the implementation of the Program will result in total pre-tax charges of approximately $175 million to $225 million, of which approximately $160 million to $210 million is expected to result in future cash outlays. The following table provides a summary of the Company's estimates of costs associated with the Program by major type of cost:

Type of cost	Total estimated amount expected to be incurred
Restructuring charges:
Termination benefits*	$65 million to $80 million
Other (1)	$15 million to $25 million
Restructuring-related expenses:
Other (2)	$95 million to $120 million
$175 million to $225 million
* Plans detailing specific employee impacts will be developed for each affected region and business, and the Company will work with employee representative bodies where required under local laws.
(1) Consists primarily of consultant fees and costs associated with contractual cancellations.
(2) Comprised of other costs directly related to the restructuring program, including program management, accelerated depreciation, and costs to transfer product lines among facilities.

The Company estimates that during the second quarter of 2016, it will record approximately $45 million of pre-tax restructuring and restructuring-related charges associated with the Program. The Company will record the remaining expenses throughout the duration of the Program when it identifies with more specificity the job classifications, functions and locations of the remaining head count to be eliminated and as other Program-related expenses are incurred.

ITEM 7.01.     REGULATION FD DISCLOSURE.

The Company reaffirms the full-year 2016 revenue guidance it provided on April 27, 2016 for estimated revenue to be in a range of $8.075 to $8.225 billion. The Company now estimates full year income in accordance with generally accepted accounting principles in the United States (GAAP) to be in a range of $0.59 to $0.65 per share (compared to prior guidance of $0.64 to $0.69), and continues to estimate adjusted earnings, excluding acquisition- and divestiture-, litigation-, restructuring- and restructuring-related charges, and amortization expense, in a range of $1.06 to $1.10 per share.

The Company continues to estimate sales for the second quarter of 2016 to be in a range of $2.010 to $2.060 billion, consistent with the guidance provided on April 27, 2016. The Company now estimates income on a GAAP basis to be in a range of $0.12 to $0.15 per share for the second quarter 2016 (compared to prior guidance of $0.14 to $0.17), and continues to estimate adjusted earnings, excluding acquisition- and divestiture-, litigation-, restructuring- and restructuring-related charges, and amortization expense, in a range of $0.25 to $0.27 per share.

Q2 and Full Year 2016 EPS Guidance
	Q2 2016 Estimate		Full Year 2016 Estimate
	(Low)	(High)	(Low)	(High)
GAAP results	$ 0.12	$ 0.15	$ 0.59	$ 0.65

Estimated acquisition and divestiture-related net charges	0.01	0.01	0.06	0.05
Estimated restructuring-related charges	0.03	0.02	0.07	0.06
Litigation-related charges	—	—	0.00	0.00
Estimated amortization expense	0.09	0.09	0.34	0.34

Adjusted results	$ 0.25	$ 0.27	$ 1.06	$ 1.10

An explanation of our use of these non-GAAP financial measures is provided at the end of this document.

The information in this Item 7.01-“Regulation FD Disclosure” is being furnished. Such information shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.        Description

99.1        Press Release issued by Boston Scientific Corporation dated June 8, 2016.

Use of Non-GAAP Financial Measures

To supplement our financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures, including adjusted net income per share, that exclude certain amounts. This non-GAAP financial measure is not in accordance with generally accepted accounting principles in the United States. The GAAP financial measure most directly comparable to adjusted net income per share is GAAP net income per share. Reconciliations of each of these non-GAAP financial measures to the corresponding GAAP financial measure are included in Item 7.01-“Regulation FD Disclosure”.

Management uses this supplemental non-GAAP financial measure to evaluate performance period over period, to analyze the underlying trends in our business, to assess our performance relative to our competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses this non-GAAP financial measure to further its understanding of the performance of our operating segments. The adjustments excluded from this non-GAAP financial measure are consistent with those excluded from our operating segments’ measures of net sales and profit or loss. These adjustments are excluded from the segment measures that are reported to our chief operating decision maker that are used to make operating decisions and assess performance.

We believe that presenting adjusted net income per share that excludes certain amounts, in addition to the corresponding GAAP financial measure, provides investors greater transparency to the information used by management for its financial and operational decision-making and allows investors to see our results “through the eyes” of management. We further believe that providing this information assists our investors in understanding our operating performance and the methodology used by management to evaluate and measure such performance.

The following is an explanation of each of the adjustments that management excluded as part of these non-GAAP financial measures for the forecasted three month period ending June 30, 2016 and full year ending December 31, 2016, as well as reasons for excluding each of these individual items:

Adjusted Net Income per Share:

•
Acquisition- and divestiture-related net charges (credits) - These adjustments may consist of (a) contingent consideration fair value adjustments; (b) gains on previously held investments; (c) purchased and/or funded in-process research and development expenses incurred outside of a business combination; and (d) due diligence, other fees, inventory step up amortization, and integration and exit costs. The contingent consideration adjustments represent accounting adjustments to state contingent consideration liabilities at their estimated fair value. These adjustments can be highly variable depending on the assessed likelihood and amount of future contingent consideration payments. Due diligence, other fees, inventory step-up amortization, and integration and exit costs include legal, tax, severance and other expenses associated with prior and potential future acquisitions that can be highly variable and not representative of ongoing operations. Accordingly, management excluded these amounts for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to our past operating performance.

•
Restructuring and restructuring-related net charges (credits) - These adjustments represent severance and other direct costs associated with our 2014 Restructuring program. These costs are excluded by management in assessing our operating performance, as well as from our operating segments' measures of profit and loss used for making operating decisions and assessing performance. Accordingly, management excluded these costs for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to our past operating performance.

•
Litigation-related net charges (credits) - These adjustments include certain significant product liability and other litigation-related charges and credits. These amounts are excluded by management in assessing our operating performance, as well as from our operating segments' measures of profit and loss used for making operating decisions and assessing performance. Accordingly, management excluded these amounts for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to our past operating performance.

•
Amortization expense - We record intangible assets at historical cost and amortize them over their estimated useful lives. Amortization expense is excluded from management's assessment of operating performance and is also excluded from our operating segments' measures of profit and loss used for making operating decisions and assessing performance. Accordingly, management has excluded amortization expense for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to our past operating performance.

Adjusted net income per share that excludes certain amounts are not in accordance with U.S. GAAP and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures. Further, other companies may calculate these non-GAAP financial measures differently than we do, which may limit the usefulness of those measures for comparative purposes.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “estimate,” “intend” and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding our expected net sales, GAAP earnings and adjusted earnings for the second quarter and full year 2016; the execution and effect of our business strategy; our cost-savings and growth initiatives; and our restructuring program activities and expected impact. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These risks and uncertainties, in some cases, have affected and in the future could affect our ability to implement its business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this document. As a result, readers are cautioned not to place undue reliance on any of its forward-looking statements.

Risks and uncertainties that may cause such differences include, among other things: future economic, political, competitive, reimbursement and regulatory conditions; new product introductions and the market acceptance of those products; markets for our products; expected pricing environment; expected procedural volumes; clinical trial results; demographic trends; intellectual property rights; litigation; financial market conditions; the execution and effect of our business strategy; our cost-savings and growth initiatives; the execution and effect of our restructuring program; and future business decisions made by us and our competitors. New risks and uncertainties may arise from time to time and are difficult to predict. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A – Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A – Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaims any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2016	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Vance R. Brown
Vance R. Brown
Vice President and Chief Corporate Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Boston Scientific Corporation dated	June 8, 2016